SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2001

MARSHALL & ILSLEY CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	1-15403	39-0968604
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 North Water Street Milwaukee, Wisconsin	53202
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (414) 765-7801

Item 5. Other Events.

       On August 23, 2001, Metavante Corporation, a wholly owned subsidiary of Marshall & Ilsley Corporation, issued a press release regarding Metavante's agreement to acquire Brokat Technologies U.S. Internet Banking and Brokerage assets. The August 23, 2001 press release is attached hereto and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description

99.1	Press release dated August 23, 2001

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 23, 2001	MARSHALL & ILSLEY CORPORATION

By:	/s/ M.A. Hatfield M.A. Hatfield Senior Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated August 23, 2001